KAYNE ANDERSON RUDNICK MUTUAL FUNDS

                         Supplement Dated March 2, 2001
                       To Prospectus Dated April 28, 2000


THE FOLLOWING REPLACES THE PERFORMANCE COMPARISON FOR KAYNE ANDERSON RUDNICK SMALL MID CAP FUND (FORMERLY NAMED, KAYNE ANDERSON SMALL CAP FUND) ON PAGE 5 OF THE PROSPECTUS.


AVERAGE ANNUAL RETURNS THROUGH 12/31/99

                                                                 Since Inception
                                                    1 Year          (10/18/96)
                                                    ------       ---------------
Kayne Anderson Rudnick Small Mid Cap Fund            3.64%            13.40%
Russell 2000 Index                                  21.26%            14.73%
Russell 2500 Value Index                             1.49%            11.84%


The Russell 2000 Index is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000 leaving a good small company Index. The Russell 2500 Value Index is formed by taking the 3,000 largest U.S. companies, eliminating the largest 500, and then including those remaining companies with the lowest price-to-book ratios and lower forecasted growth values.